UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

    AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

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Proxy Voting Information

Special Joint Meeting of Shareholders

March 9, 2017 at 10:30 a.m. Eastern Standard Time

Proxy statements were mailed on or about January 12, 2017 to shareholders of record as of the close of business on December 12, 2016 for the funds listed below. In general the purpose of the proxy statement is to approve the election of trustees, approve an amendment to each Trust’s Agreement and Declaration of Trust, approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities, approve an amendment to certain Funds’ current Master Intergroup Sub-Advisory Contract to add two new affiliated sub-advisers and to approve changing the sub-classification from “diversified” to “non-diversified” for two Funds. The proxy statement contains disclosure information about the proposals for which votes or voting instructions have been solicited. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposals, and annual/semiannual reports by clicking on the fund name listed below.

How to vote

You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

By Internet

You may vote your shares at www.proxy-direct.com.

Additionally, if your shares are held through a broker, you may vote your shares at www.proxyvote.com.

Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site.

By Telephone

Call the toll-free number listed on your proxy card.

Enter the control number listed on the proxy card and follow the recorded instructions.

By Mail

Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

In Person

Please notify Invesco at (800) 952-3502 if you plan to attend the shareholder meeting.

If you have any questions...

If you have questions about your proxy statement or the voting process, please contact your financial consultant or call Invesco toll-free at (800) 959-4246 any business day between 7:00 a.m. and 6:00 p.m. CT.

If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare Fund Services, may contact you to remind you to exercise your right to vote.

Invesco Proxy Information by Fund

Special Joint Meeting of Shareholders

March 9, 2017 at 10:30 a.m. Eastern Standard Time

Invesco All Cap Market Neutral Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Alternative Strategies Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco American Franchise Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco American Value Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Asia Pacific Growth Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Balanced-Risk Aggressive Allocation Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Balanced-Risk Allocation Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Balanced-Risk Commodity Strategy Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Balanced-Risk Retirement 2020 Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Balanced-Risk Retirement 2030 Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Balanced-Risk Retirement 2040 Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Balanced-Risk Retirement 2050 Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Balanced-Risk Retirement Now Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco California Tax-Free Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Charter Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Comstock Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Conservative Allocation Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Conservative Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Convertible Securities Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Core Plus Bond Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Corporate Bond Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Developing Markets Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Diversified Dividend Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Dividend Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Emerging Markets Equity Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Emerging Markets Flexible Bond Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Endeavor Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Energy Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Equally-Weighted S&P 500 Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Equity and Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco European Growth Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco European Small Company Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Exchange Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Floating Rate Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Global Core Equity Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Global Growth Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Global Health Care Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Global Infrastructure Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Global Low Volatility Equity Yield Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Global Market Neutral Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Global Opportunities Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Global Real Estate Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Global Real Estate Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Global Responsibility Equity Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Global Small & Mid Cap Growth Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Global Targeted Returns Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Gold & Precious Metals Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Government Money Market Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Greater China Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Growth Allocation Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Growth and Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco High Yield Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco High Yield Municipal Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Income Allocation Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Intermediate Term Municipal Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco International Allocation Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco International Companies Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco International Core Equity Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco International Growth Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco International Small Company Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Limited Term Municipal Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Long/Short Equity Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Low Volatility Emerging Markets Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Low Volatility Equity Yield Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Macro Allocation Strategy Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Macro International Equity Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Macro Long/Short Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Mid Cap Core Equity Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Mid Cap Growth Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco MLP Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Moderate Allocation Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Multi-Asset Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Multi-Asset Inflation Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Municipal Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco New York Tax Free Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Pacific Growth Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Pennsylvania Tax Free Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Quality Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Real Estate Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco S&P 500 Index Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Select Companies Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Select Opportunities Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Short Duration High Yield Municipal Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Short Duration Inflation Protected Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Short Term Bond Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Small Cap Discovery Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Small Cap Equity Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Small Cap Growth Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Small Cap Value Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Strategic Real Return Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Summit Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco Tax-Exempt Cash Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Technology Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Technology Sector Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco U.S. Government Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco Value Opportunities Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco World Bond Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Premier Portfolio

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Premier Tax-Exempt Portfolio

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Premier U.S. Government Money Portfolio

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Government & Agency Portfolio

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Liquid Assets Portfolio

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

STIC Prime Portfolio

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Tax-Free Cash Reserve Portfolio

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Treasury Obligations Portfolio

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Treasury Portfolio

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

Invesco V.I. American Franchise Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. American Value Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Balanced-Risk Allocation Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Comstock Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Core Equity Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Core Plus Bond Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Diversified Dividend Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Equally-Weighted S&P 500 Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Equity and Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Global Core Equity Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Global Health Care Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Global Real Estate Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Government Money Market Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Government Securities Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Growth and Income Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. High Yield Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. International Growth Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Managed Volatility Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Mid Cap Core Equity Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Mid Cap Growth Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. S&P 500 Index Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Small Cap Equity Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Technology Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

Invesco V.I. Value Opportunities Fund

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

•	Semiannual Report

QUESTIONS & ANSWERS FOR:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

•	To approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

•	To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

•	To approve an amendment to the Funds’ current Master Intergroup Sub-Advisory Contract to add new sub-advisers as follows:

•	To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

•	To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the proposals.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the Fund may not receive enough votes to go forward with the March 9, 2017 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

•	Transport Layer Security (TLS) – A security measure that encrypts all information that travels between the www.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. Www.proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on March 9, 2017 at 10:30 a.m. Eastern Standard Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

Thank you for calling Invesco.

If you have questions regarding the Shareholder Meeting taking place on March 9, 2017, Press 1.

If you plan to attend the Shareholder Meeting please Press 2.

OPTION 1	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 5200]

OPTION 2	Thank you for planning to attend the upcoming Shareholder Meeting which is currently scheduled for 10:30 a.m. Eastern Standard Time on March 9, 2017.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

Proposals		Mark All >	For	Against	Abstain
1.01	Election of Trustee David C. Arch				Fund Specific Vote
	Invesco V.I. American Franchise Fund				O For	O Withhold
	Invesco V.I. American Value Fund				O For	O Withhold
	Invesco V.I. Balanced-Risk Allocation Fund				O For	O Withhold
	Invesco V.I. Comstock Fund				O For	O Withhold
	Invesco V.I. Core Equity Fund				O For	O Withhold
	Invesco V.I. Core Plus Bond Fund				O For	O Withhold
	Invesco V.I. Diversified Dividend Fund				O For	O Withhold
	Invesco V.I. Equally-Weighted S&P 500 Fund				O For	O Withhold
	Invesco V.I. Equity and Income Fund				O For	O Withhold
	Invesco V.I. Global Core Equity Fund				O For	O Withhold
	Invesco V.I. Global Health Care Fund				O For	O Withhold
	Invesco V.I. Global Real Estate Fund				O For	O Withhold
	Invesco V.I. Government Money Market Fund				O For	O Withhold
	Invesco V.I. Government Securities Fund				O For	O Withhold
1.02	Election of Trustee James T. Bunch				Fund Specific Vote
	Invesco V.I. American Franchise Fund				O For	O Withhold
	Invesco V.I. American Value Fund				O For	O Withhold
	Invesco V.I. Balanced-Risk Allocation Fund				O For	O Withhold
	Invesco V.I. Comstock Fund				O For	O Withhold
	Invesco V.I. Core Equity Fund				O For	O Withhold
	Invesco V.I. Core Plus Bond Fund				O For	O Withhold

	Invesco V.I. Diversified Dividend Fund	O For	O Withhold
	Invesco V.I. Equally-Weighted S&P 500 Fund	O For	O Withhold
	Invesco V.I. Equity and Income Fund	O For	O Withhold
	Invesco V.I. Global Core Equity Fund	O For	O Withhold
	Invesco V.I. Global Health Care Fund	O For	O Withhold
	Invesco V.I. Global Real Estate Fund	O For	O Withhold
	Invesco V.I. Government Money Market Fund	O For	O Withhold
	Invesco V.I. Government Securities Fund	O For	O Withhold
1.03	Election of Trustee Bruce L. Crockett	Fund Specific Vote
	Invesco V.I. American Franchise Fund	O For	O Withhold
	Invesco V.I. American Value Fund	O For	O Withhold
	Invesco V.I. Balanced-Risk Allocation Fund	O For	O Withhold
	Invesco V.I. Comstock Fund	O For	O Withhold
	Invesco V.I. Core Equity Fund	O For	O Withhold
	Invesco V.I. Core Plus Bond Fund	O For	O Withhold
	Invesco V.I. Diversified Dividend Fund	O For	O Withhold
	Invesco V.I. Equally-Weighted S&P 500 Fund	O For	O Withhold
	Invesco V.I. Equity and Income Fund	O For	O Withhold
	Invesco V.I. Global Core Equity Fund	O For	O Withhold
	Invesco V.I. Global Health Care Fund	O For	O Withhold
	Invesco V.I. Global Real Estate Fund	O For	O Withhold
	Invesco V.I. Government Money Market Fund	O For	O Withhold
	Invesco V.I. Government Securities Fund	O For	O Withhold
1.04	Election of Trustee Jack M. Fields	Fund Specific Vote
	Invesco V.I. American Franchise Fund	O For	O Withhold
	Invesco V.I. American Value Fund	O For	O Withhold
	Invesco V.I. Balanced-Risk Allocation Fund	O For	O Withhold
	Invesco V.I. Comstock Fund	O For	O Withhold
	Invesco V.I. Core Equity Fund	O For	O Withhold
	Invesco V.I. Core Plus Bond Fund	O For	O Withhold
	Invesco V.I. Diversified Dividend Fund	O For	O Withhold
	Invesco V.I. Equally-Weighted S&P 500 Fund	O For	O Withhold
	Invesco V.I. Equity and Income Fund	O For	O Withhold
	Invesco V.I. Global Core Equity Fund	O For	O Withhold
	Invesco V.I. Global Health Care Fund	O For	O Withhold

	Invesco V.I. Global Real Estate Fund	O For	O Withhold
	Invesco V.I. Government Money Market Fund	O For	O Withhold
	Invesco V.I. Government Securities Fund	O For	O Withhold
1.05	Election of Trustee Martin L. Flanagan	Fund Specific Vote
	Invesco V.I. American Franchise Fund	O For	O Withhold
	Invesco V.I. American Value Fund	O For	O Withhold
	Invesco V.I. Balanced-Risk Allocation Fund	O For	O Withhold
	Invesco V.I. Comstock Fund	O For	O Withhold
	Invesco V.I. Core Equity Fund	O For	O Withhold
	Invesco V.I. Core Plus Bond Fund	O For	O Withhold
	Invesco V.I. Diversified Dividend Fund	O For	O Withhold
	Invesco V.I. Equally-Weighted S&P 500 Fund	O For	O Withhold
	Invesco V.I. Equity and Income Fund	O For	O Withhold
	Invesco V.I. Global Core Equity Fund	O For	O Withhold
	Invesco V.I. Global Health Care Fund	O For	O Withhold
	Invesco V.I. Global Real Estate Fund	O For	O Withhold
	Invesco V.I. Government Money Market Fund	O For	O Withhold
	Invesco V.I. Government Securities Fund	O For	O Withhold
1.06	Election of Trustee Cynthia Hostetler	Fund Specific Vote
	Invesco V.I. American Franchise Fund	O For	O Withhold
	Invesco V.I. American Value Fund	O For	O Withhold
	Invesco V.I. Balanced-Risk Allocation Fund	O For	O Withhold
	Invesco V.I. Comstock Fund	O For	O Withhold
	Invesco V.I. Core Equity Fund	O For	O Withhold
	Invesco V.I. Core Plus Bond Fund	O For	O Withhold
	Invesco V.I. Diversified Dividend Fund	O For	O Withhold
	Invesco V.I. Equally-Weighted S&P 500 Fund	O For	O Withhold
	Invesco V.I. Equity and Income Fund	O For	O Withhold
	Invesco V.I. Global Core Equity Fund	O For	O Withhold
	Invesco V.I. Global Health Care Fund	O For	O Withhold
	Invesco V.I. Global Real Estate Fund	O For	O Withhold
	Invesco V.I. Government Money Market Fund	O For	O Withhold
	Invesco V.I. Government Securities Fund	O For	O Withhold

1.07	Election of Trustee Dr. Eli Jones	Fund Specific Vote
	Invesco V.I. American Franchise Fund	O For	O Withhold
	Invesco V.I. American Value Fund	O For	O Withhold
	Invesco V.I. Balanced-Risk Allocation Fund	O For	O Withhold
	Invesco V.I. Comstock Fund	O For	O Withhold
	Invesco V.I. Core Equity Fund	O For	O Withhold
	Invesco V.I. Core Plus Bond Fund	O For	O Withhold
	Invesco V.I. Diversified Dividend Fund	O For	O Withhold
	Invesco V.I. Equally-Weighted S&P 500 Fund	O For	O Withhold
	Invesco V.I. Equity and Income Fund	O For	O Withhold
	Invesco V.I. Global Core Equity Fund	O For	O Withhold
	Invesco V.I. Global Health Care Fund	O For	O Withhold
	Invesco V.I. Global Real Estate Fund	O For	O Withhold
	Invesco V.I. Government Money Market Fund	O For	O Withhold
	Invesco V.I. Government Securities Fund	O For	O Withhold
1.08	Election of Trustee Dr. Prema Mathai-Davis	Fund Specific Vote
	Invesco V.I. American Franchise Fund	O For	O Withhold
	Invesco V.I. American Value Fund	O For	O Withhold
	Invesco V.I. Balanced-Risk Allocation Fund	O For	O Withhold
	Invesco V.I. Comstock Fund	O For	O Withhold
	Invesco V.I. Core Equity Fund	O For	O Withhold
	Invesco V.I. Core Plus Bond Fund	O For	O Withhold
	Invesco V.I. Diversified Dividend Fund	O For	O Withhold
	Invesco V.I. Equally-Weighted S&P 500 Fund	O For	O Withhold
	Invesco V.I. Equity and Income Fund	O For	O Withhold
	Invesco V.I. Global Core Equity Fund	O For	O Withhold
	Invesco V.I. Global Health Care Fund	O For	O Withhold
	Invesco V.I. Global Real Estate Fund	O For	O Withhold
	Invesco V.I. Government Money Market Fund	O For	O Withhold
	Invesco V.I. Government Securities Fund	O For	O Withhold
1.09	Election of Trustee Teresa M. Ressel	Fund Specific Vote
	Invesco V.I. American Franchise Fund	O For	O Withhold
	Invesco V.I. American Value Fund	O For	O Withhold
	Invesco V.I. Balanced-Risk Allocation Fund	O For	O Withhold
	Invesco V.I. Comstock Fund	O For	O Withhold
	Invesco V.I. Core Equity Fund	O For	O Withhold

	Invesco V.I. Core Plus Bond Fund	O For	O Withhold
	Invesco V.I. Diversified Dividend Fund	O For	O Withhold
	Invesco V.I. Equally-Weighted S&P 500 Fund	O For	O Withhold
	Invesco V.I. Equity and Income Fund	O For	O Withhold
	Invesco V.I. Global Core Equity Fund	O For	O Withhold
	Invesco V.I. Global Health Care Fund	O For	O Withhold
	Invesco V.I. Global Real Estate Fund	O For	O Withhold
	Invesco V.I. Government Money Market Fund	O For	O Withhold
	Invesco V.I. Government Securities Fund	O For	O Withhold
1.10	Election of Trustee Dr. Larry Soll	Fund Specific Vote
	Invesco V.I. American Franchise Fund	O For	O Withhold
	Invesco V.I. American Value Fund	O For	O Withhold
	Invesco V.I. Balanced-Risk Allocation Fund	O For	O Withhold
	Invesco V.I. Comstock Fund	O For	O Withhold
	Invesco V.I. Core Equity Fund	O For	O Withhold
	Invesco V.I. Core Plus Bond Fund	O For	O Withhold
	Invesco V.I. Diversified Dividend Fund	O For	O Withhold
	Invesco V.I. Equally-Weighted S&P 500 Fund	O For	O Withhold
	Invesco V.I. Equity and Income Fund	O For	O Withhold
	Invesco V.I. Global Core Equity Fund	O For	O Withhold
	Invesco V.I. Global Health Care Fund	O For	O Withhold
	Invesco V.I. Global Real Estate Fund	O For	O Withhold
	Invesco V.I. Government Money Market Fund	O For	O Withhold
	Invesco V.I. Government Securities Fund	O For	O Withhold
1.11	Election of Trustee Ann Barnett Stern	Fund Specific Vote
	Invesco V.I. American Franchise Fund	O For	O Withhold
	Invesco V.I. American Value Fund	O For	O Withhold
	Invesco V.I. Balanced-Risk Allocation Fund	O For	O Withhold
	Invesco V.I. Comstock Fund	O For	O Withhold
	Invesco V.I. Core Equity Fund	O For	O Withhold
	Invesco V.I. Core Plus Bond Fund	O For	O Withhold
	Invesco V.I. Diversified Dividend Fund	O For	O Withhold
	Invesco V.I. Equally-Weighted S&P 500 Fund	O For	O Withhold
	Invesco V.I. Equity and Income Fund	O For	O Withhold
	Invesco V.I. Global Core Equity Fund	O For	O Withhold

	Invesco V.I. Global Health Care Fund	O For	O Withhold
	Invesco V.I. Global Real Estate Fund	O For	O Withhold
	Invesco V.I. Government Money Market Fund	O For	O Withhold
	Invesco V.I. Government Securities Fund	O For	O Withhold
1.12	Election of Trustee Raymond Stickel, Jr.	Fund Specific Vote
	Invesco V.I. American Franchise Fund	O For	O Withhold
	Invesco V.I. American Value Fund	O For	O Withhold
	Invesco V.I. Balanced-Risk Allocation Fund	O For	O Withhold
	Invesco V.I. Comstock Fund	O For	O Withhold
	Invesco V.I. Core Equity Fund	O For	O Withhold
	Invesco V.I. Core Plus Bond Fund	O For	O Withhold
	Invesco V.I. Diversified Dividend Fund	O For	O Withhold
	Invesco V.I. Equally-Weighted S&P 500 Fund	O For	O Withhold
	Invesco V.I. Equity and Income Fund	O For	O Withhold
	Invesco V.I. Global Core Equity Fund	O For	O Withhold
	Invesco V.I. Global Health Care Fund	O For	O Withhold
	Invesco V.I. Global Real Estate Fund	O For	O Withhold
	Invesco V.I. Government Money Market Fund	O For	O Withhold
	Invesco V.I. Government Securities Fund	O For	O Withhold
1.13	Election of Trustee Philip A. Taylor	Fund Specific Vote
	Invesco V.I. American Franchise Fund	O For	O Withhold
	Invesco V.I. American Value Fund	O For	O Withhold
	Invesco V.I. Balanced-Risk Allocation Fund	O For	O Withhold
	Invesco V.I. Comstock Fund	O For	O Withhold
	Invesco V.I. Core Equity Fund	O For	O Withhold
	Invesco V.I. Core Plus Bond Fund	O For	O Withhold
	Invesco V.I. Diversified Dividend Fund	O For	O Withhold
	Invesco V.I. Equally-Weighted S&P 500 Fund	O For	O Withhold
	Invesco V.I. Equity and Income Fund	O For	O Withhold
	Invesco V.I. Global Core Equity Fund	O For	O Withhold
	Invesco V.I. Global Health Care Fund	O For	O Withhold
	Invesco V.I. Global Real Estate Fund	O For	O Withhold
	Invesco V.I. Government Money Market Fund	O For	O Withhold
	Invesco V.I. Government Securities Fund	O For	O Withhold

1.14	Election of Trustee Robert C. Troccoli	Fund Specific Vote
	Invesco V.I. American Franchise Fund	O For	O Withhold
	Invesco V.I. American Value Fund	O For	O Withhold
	Invesco V.I. Balanced-Risk Allocation Fund	O For	O Withhold
	Invesco V.I. Comstock Fund	O For	O Withhold
	Invesco V.I. Core Equity Fund	O For	O Withhold
	Invesco V.I. Core Plus Bond Fund	O For	O Withhold
	Invesco V.I. Diversified Dividend Fund	O For	O Withhold
	Invesco V.I. Equally-Weighted S&P 500 Fund	O For	O Withhold
	Invesco V.I. Equity and Income Fund	O For	O Withhold
	Invesco V.I. Global Core Equity Fund	O For	O Withhold
	Invesco V.I. Global Health Care Fund	O For	O Withhold
	Invesco V.I. Global Real Estate Fund	O For	O Withhold
	Invesco V.I. Government Money Market Fund	O For	O Withhold
	Invesco V.I. Government Securities Fund	O For	O Withhold
1.15	Election of Trustee Christopher L. Wilson	Fund Specific Vote
	Invesco V.I. American Franchise Fund	O For	O Withhold
	Invesco V.I. American Value Fund	O For	O Withhold
	Invesco V.I. Balanced-Risk Allocation Fund	O For	O Withhold
	Invesco V.I. Comstock Fund	O For	O Withhold
	Invesco V.I. Core Equity Fund	O For	O Withhold
	Invesco V.I. Core Plus Bond Fund	O For	O Withhold
	Invesco V.I. Diversified Dividend Fund	O For	O Withhold
	Invesco V.I. Equally-Weighted S&P 500 Fund	O For	O Withhold
	Invesco V.I. Equity and Income Fund	O For	O Withhold
	Invesco V.I. Global Core Equity Fund	O For	O Withhold
	Invesco V.I. Global Health Care Fund	O For	O Withhold
	Invesco V.I. Global Real Estate Fund	O For	O Withhold
	Invesco V.I. Government Money Market Fund	O For	O Withhold
	Invesco V.I. Government Securities Fund	O For	O Withhold
2	To approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.	Fund Specific Vote
	Invesco V.I. American Franchise Fund	O For	O Against
O Abstain
	Invesco V.I. American Value Fund	O For	O Against
O Abstain

	Invesco V.I. Balanced-Risk Allocation Fund	O For	O Against
O Abstain
	Invesco V.I. Comstock Fund	O For	O Against
O Abstain
	Invesco V.I. Core Equity Fund	O For	O Against
O Abstain
	Invesco V.I. Core Plus Bond Fund	O For	O Against
O Abstain
	Invesco V.I. Diversified Dividend Fund	O For	O Against
O Abstain
	Invesco V.I. Equally-Weighted S&P 500 Fund	O For	O Against
O Abstain
	Invesco V.I. Equity and Income Fund	O For	O Against
O Abstain
	Invesco V.I. Global Core Equity Fund	O For	O Against
O Abstain
	Invesco V.I. Global Health Care Fund	O For	O Against
O Abstain
	Invesco V.I. Global Real Estate Fund	O For	O Against
O Abstain
	Invesco V.I. Government Money Market Fund	O For	O Against
O Abstain
	Invesco V.I. Government Securities Fund	O For	O Against
O Abstain
3	To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.	Fund Specific Vote
	Invesco V.I. American Franchise Fund	O For	O Against
O Abstain
	Invesco V.I. American Value Fund	O For	O Against
O Abstain
	Invesco V.I. Balanced-Risk Allocation Fund	O For	O Against
O Abstain
	Invesco V.I. Comstock Fund	O For	O Against
O Abstain
	Invesco V.I. Core Equity Fund	O For	O Against
O Abstain

	Invesco V.I. Core Plus Bond Fund	O For	O Against
O Abstain
	Invesco V.I. Diversified Dividend Fund	O For	O Against
O Abstain
	Invesco V.I. Equally-Weighted S&P 500 Fund	O For	O Against
O Abstain
	Invesco V.I. Equity and Income Fund	O For	O Against
O Abstain
	Invesco V.I. Global Core Equity Fund	O For	O Against
O Abstain
	Invesco V.I. Global Health Care Fund	O For	O Against
O Abstain
	Invesco V.I. Global Real Estate Fund	O For	O Against
O Abstain
	Invesco V.I. Government Money Market Fund	O For	O Against
O Abstain
	Invesco V.I. Government Securities Fund	O For	O Against
O Abstain
4a	To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.	Fund Specific Vote
	Invesco V.I. American Franchise Fund	O For	O Against
O Abstain
	Invesco V.I. American Value Fund	O For	O Against
O Abstain
	Invesco V.I. Balanced-Risk Allocation Fund	O For	O Against
O Abstain
	Invesco V.I. Comstock Fund	O For	O Against
O Abstain
	Invesco V.I. Core Equity Fund	O For	O Against
O Abstain
	Invesco V.I. Core Plus Bond Fund	O For	O Against
O Abstain
	Invesco V.I. Diversified Dividend Fund	O For	O Against
O Abstain
	Invesco V.I. Equally-Weighted S&P 500 Fund	O For	O Against
O Abstain

	Invesco V.I. Equity and Income Fund	O For	O Against
O Abstain
	Invesco V.I. Global Core Equity Fund	O For	O Against
O Abstain
	Invesco V.I. Global Health Care Fund	O For	O Against
O Abstain
	Invesco V.I. Global Real Estate Fund	O For	O Against
O Abstain
	Invesco V.I. Government Money Market Fund	O For	O Against
O Abstain
	Invesco V.I. Government Securities Fund	O For	O Against
O Abstain
4b	To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.	Fund Specific Vote
	Invesco V.I. American Franchise Fund	O For	O Against
O Abstain
	Invesco V.I. American Value Fund	O For	O Against
O Abstain
	Invesco V.I. Balanced-Risk Allocation Fund	O For	O Against
O Abstain
	Invesco V.I. Comstock Fund	O For	O Against
O Abstain
	Invesco V.I. Core Equity Fund	O For	O Against
O Abstain
	Invesco V.I. Core Plus Bond Fund	O For	O Against
O Abstain
	Invesco V.I. Diversified Dividend Fund	O For	O Against
O Abstain
	Invesco V.I. Equally-Weighted S&P 500 Fund	O For	O Against
O Abstain
	Invesco V.I. Equity and Income Fund	O For	O Against
O Abstain
	Invesco V.I. Global Core Equity Fund	O For	O Against
O Abstain
	Invesco V.I. Global Health Care Fund	O For	O Against
O Abstain

Invesco V.I. Global Real Estate Fund	O For	O Against
O Abstain
Invesco V.I. Government Money Market Fund	O For	O Against
O Abstain
Invesco V.I. Government Securities Fund	O For	O Against
O Abstain

If you have questions regarding the voting process, please call 866-209-2450	Cancel Vote & Exit	Submit Vote

Proposals	Mark All >	For	Against	Abstain
1.01	Election of Trustee David C. Arch			Fund Specific Vote
	Invesco V.I. Growth and Income Fund			O For	O Withhold
	Invesco V.I. High Yield Fund			O For	O Withhold
	Invesco V.I. International Growth Fund			O For	O Withhold
	Invesco V.I. Managed Volatility Fund			O For	O Withhold
	Invesco V.I. Mid Cap Core Equity Fund			O For	O Withhold
	Invesco V.I. Mid Cap Growth Fund			O For	O Withhold
	Invesco V.I. S&P 500 Index Fund			O For	O Withhold
	Invesco V.I. Small Cap Equity Fund			O For	O Withhold
	Invesco V.I. Technology Fund			O For	O Withhold
	Invesco V.I. Value Opportunities Fund			O For	O Withhold
1.02	Election of Trustee James T. Bunch			Fund Specific Vote
	Invesco V.I. Growth and Income Fund			O For	O Withhold
	Invesco V.I. High Yield Fund			O For	O Withhold
	Invesco V.I. International Growth Fund			O For	O Withhold
	Invesco V.I. Managed Volatility Fund			O For	O Withhold
	Invesco V.I. Mid Cap Core Equity Fund			O For	O Withhold
	Invesco V.I. Mid Cap Growth Fund			O For	O Withhold
	Invesco V.I. S&P 500 Index Fund			O For	O Withhold
	Invesco V.I. Small Cap Equity Fund			O For	O Withhold
	Invesco V.I. Technology Fund			O For	O Withhold
	Invesco V.I. Value Opportunities Fund			O For	O Withhold

1.03	Election of Trustee Bruce L. Crockett	Fund Specific Vote
	Invesco V.I. Growth and Income Fund	O For	O Withhold
	Invesco V.I. High Yield Fund	O For	O Withhold
	Invesco V.I. International Growth Fund	O For	O Withhold
	Invesco V.I. Managed Volatility Fund	O For	O Withhold
	Invesco V.I. Mid Cap Core Equity Fund	O For	O Withhold
	Invesco V.I. Mid Cap Growth Fund	O For	O Withhold
	Invesco V.I. S&P 500 Index Fund	O For	O Withhold
	Invesco V.I. Small Cap Equity Fund	O For	O Withhold
	Invesco V.I. Technology Fund	O For	O Withhold
	Invesco V.I. Value Opportunities Fund	O For	O Withhold
1.04	Election of Trustee Jack M. Fields	Fund Specific Vote
	Invesco V.I. Growth and Income Fund	O For	O Withhold
	Invesco V.I. High Yield Fund	O For	O Withhold
	Invesco V.I. International Growth Fund	O For	O Withhold
	Invesco V.I. Managed Volatility Fund	O For	O Withhold
	Invesco V.I. Mid Cap Core Equity Fund	O For	O Withhold
	Invesco V.I. Mid Cap Growth Fund	O For	O Withhold
	Invesco V.I. S&P 500 Index Fund	O For	O Withhold
	Invesco V.I. Small Cap Equity Fund	O For	O Withhold
	Invesco V.I. Technology Fund	O For	O Withhold
	Invesco V.I. Value Opportunities Fund	O For	O Withhold
1.05	Election of Trustee Martin L. Flanagan	Fund Specific Vote
	Invesco V.I. Growth and Income Fund	O For	O Withhold
	Invesco V.I. High Yield Fund	O For	O Withhold
	Invesco V.I. International Growth Fund	O For	O Withhold
	Invesco V.I. Managed Volatility Fund	O For	O Withhold
	Invesco V.I. Mid Cap Core Equity Fund	O For	O Withhold
	Invesco V.I. Mid Cap Growth Fund	O For	O Withhold
	Invesco V.I. S&P 500 Index Fund	O For	O Withhold
	Invesco V.I. Small Cap Equity Fund	O For	O Withhold
	Invesco V.I. Technology Fund	O For	O Withhold
	Invesco V.I. Value Opportunities Fund	O For	O Withhold

1.06	Election of Trustee Cynthia Hostetler	Fund Specific Vote
	Invesco V.I. Growth and Income Fund	O For	O Withhold
	Invesco V.I. High Yield Fund	O For	O Withhold
	Invesco V.I. International Growth Fund	O For	O Withhold
	Invesco V.I. Managed Volatility Fund	O For	O Withhold
	Invesco V.I. Mid Cap Core Equity Fund	O For	O Withhold
	Invesco V.I. Mid Cap Growth Fund	O For	O Withhold
	Invesco V.I. S&P 500 Index Fund	O For	O Withhold
	Invesco V.I. Small Cap Equity Fund	O For	O Withhold
	Invesco V.I. Technology Fund	O For	O Withhold
	Invesco V.I. Value Opportunities Fund	O For	O Withhold
1.07	Election of Trustee Dr. Eli Jones	Fund Specific Vote
	Invesco V.I. Growth and Income Fund	O For	O Withhold
	Invesco V.I. High Yield Fund	O For	O Withhold
	Invesco V.I. International Growth Fund	O For	O Withhold
	Invesco V.I. Managed Volatility Fund	O For	O Withhold
	Invesco V.I. Mid Cap Core Equity Fund	O For	O Withhold
	Invesco V.I. Mid Cap Growth Fund	O For	O Withhold
	Invesco V.I. S&P 500 Index Fund	O For	O Withhold
	Invesco V.I. Small Cap Equity Fund	O For	O Withhold
	Invesco V.I. Technology Fund	O For	O Withhold
	Invesco V.I. Value Opportunities Fund	O For	O Withhold
1.08	Election of Trustee Dr. Prema Mathai-Davis	Fund Specific Vote
	Invesco V.I. Growth and Income Fund	O For	O Withhold
	Invesco V.I. High Yield Fund	O For	O Withhold
	Invesco V.I. International Growth Fund	O For	O Withhold
	Invesco V.I. Managed Volatility Fund	O For	O Withhold
	Invesco V.I. Mid Cap Core Equity Fund	O For	O Withhold
	Invesco V.I. Mid Cap Growth Fund	O For	O Withhold
	Invesco V.I. S&P 500 Index Fund	O For	O Withhold
	Invesco V.I. Small Cap Equity Fund	O For	O Withhold
	Invesco V.I. Technology Fund	O For	O Withhold
	Invesco V.I. Value Opportunities Fund	O For	O Withhold

1.09	Election of Trustee Teresa M. Ressel	Fund Specific Vote
	Invesco V.I. Growth and Income Fund	O For	O Withhold
	Invesco V.I. High Yield Fund	O For	O Withhold
	Invesco V.I. International Growth Fund	O For	O Withhold
	Invesco V.I. Managed Volatility Fund	O For	O Withhold
	Invesco V.I. Mid Cap Core Equity Fund	O For	O Withhold
	Invesco V.I. Mid Cap Growth Fund	O For	O Withhold
	Invesco V.I. S&P 500 Index Fund	O For	O Withhold
	Invesco V.I. Small Cap Equity Fund	O For	O Withhold
	Invesco V.I. Technology Fund	O For	O Withhold
	Invesco V.I. Value Opportunities Fund	O For	O Withhold
1.10	Election of Trustee Dr. Larry Soll	Fund Specific Vote
	Invesco V.I. Growth and Income Fund	O For	O Withhold
	Invesco V.I. High Yield Fund	O For	O Withhold
	Invesco V.I. International Growth Fund	O For	O Withhold
	Invesco V.I. Managed Volatility Fund	O For	O Withhold
	Invesco V.I. Mid Cap Core Equity Fund	O For	O Withhold
	Invesco V.I. Mid Cap Growth Fund	O For	O Withhold
	Invesco V.I. S&P 500 Index Fund	O For	O Withhold
	Invesco V.I. Small Cap Equity Fund	O For	O Withhold
	Invesco V.I. Technology Fund	O For	O Withhold
	Invesco V.I. Value Opportunities Fund	O For	O Withhold
1.11	Election of Trustee Ann Barnett Stern	Fund Specific Vote
	Invesco V.I. Growth and Income Fund	O For	O Withhold
	Invesco V.I. High Yield Fund	O For	O Withhold
	Invesco V.I. International Growth Fund	O For	O Withhold
	Invesco V.I. Managed Volatility Fund	O For	O Withhold
	Invesco V.I. Mid Cap Core Equity Fund	O For	O Withhold
	Invesco V.I. Mid Cap Growth Fund	O For	O Withhold
	Invesco V.I. S&P 500 Index Fund	O For	O Withhold
	Invesco V.I. Small Cap Equity Fund	O For	O Withhold
	Invesco V.I. Technology Fund	O For	O Withhold
	Invesco V.I. Value Opportunities Fund	O For	O Withhold

1.12	Election of Trustee Raymond Stickel, Jr.	Fund Specific Vote
	Invesco V.I. Growth and Income Fund	O For	O Withhold
	Invesco V.I. High Yield Fund	O For	O Withhold
	Invesco V.I. International Growth Fund	O For	O Withhold
	Invesco V.I. Managed Volatility Fund	O For	O Withhold
	Invesco V.I. Mid Cap Core Equity Fund	O For	O Withhold
	Invesco V.I. Mid Cap Growth Fund	O For	O Withhold
	Invesco V.I. S&P 500 Index Fund	O For	O Withhold
	Invesco V.I. Small Cap Equity Fund	O For	O Withhold
	Invesco V.I. Technology Fund	O For	O Withhold
	Invesco V.I. Value Opportunities Fund	O For	O Withhold
1.13	Election of Trustee Philip A. Taylor	Fund Specific Vote
	Invesco V.I. Growth and Income Fund	O For	O Withhold
	Invesco V.I. High Yield Fund	O For	O Withhold
	Invesco V.I. International Growth Fund	O For	O Withhold
	Invesco V.I. Managed Volatility Fund	O For	O Withhold
	Invesco V.I. Mid Cap Core Equity Fund	O For	O Withhold
	Invesco V.I. Mid Cap Growth Fund	O For	O Withhold
	Invesco V.I. S&P 500 Index Fund	O For	O Withhold
	Invesco V.I. Small Cap Equity Fund	O For	O Withhold
	Invesco V.I. Technology Fund	O For	O Withhold
	Invesco V.I. Value Opportunities Fund	O For	O Withhold
1.14	Election of Trustee Robert C. Troccoli	Fund Specific Vote
	Invesco V.I. Growth and Income Fund	O For	O Withhold
	Invesco V.I. High Yield Fund	O For	O Withhold
	Invesco V.I. International Growth Fund	O For	O Withhold
	Invesco V.I. Managed Volatility Fund	O For	O Withhold
	Invesco V.I. Mid Cap Core Equity Fund	O For	O Withhold
	Invesco V.I. Mid Cap Growth Fund	O For	O Withhold
	Invesco V.I. S&P 500 Index Fund	O For	O Withhold
	Invesco V.I. Small Cap Equity Fund	O For	O Withhold
	Invesco V.I. Technology Fund	O For	O Withhold
	Invesco V.I. Value Opportunities Fund	O For	O Withhold

1.15	Election of Trustee Christopher L. Wilson	Fund Specific Vote
	Invesco V.I. Growth and Income Fund	O For	O Withhold
	Invesco V.I. High Yield Fund	O For	O Withhold
	Invesco V.I. International Growth Fund	O For	O Withhold
	Invesco V.I. Managed Volatility Fund	O For	O Withhold
	Invesco V.I. Mid Cap Core Equity Fund	O For	O Withhold
	Invesco V.I. Mid Cap Growth Fund	O For	O Withhold
	Invesco V.I. S&P 500 Index Fund	O For	O Withhold
	Invesco V.I. Small Cap Equity Fund	O For	O Withhold
	Invesco V.I. Technology Fund	O For	O Withhold
	Invesco V.I. Value Opportunities Fund	O For	O Withhold
2	To approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.	Fund Specific Vote
	Invesco V.I. Growth and Income Fund	O For	O Against
O Abstain
	Invesco V.I. High Yield Fund	O For	O Against
O Abstain
	Invesco V.I. International Growth Fund	O For	O Against
O Abstain
	Invesco V.I. Managed Volatility Fund	O For	O Against
O Abstain
	Invesco V.I. Mid Cap Core Equity Fund	O For	O Against
O Abstain
	Invesco V.I. Mid Cap Growth Fund	O For	O Against
O Abstain
	Invesco V.I. S&P 500 Index Fund	O For	O Against
O Abstain
	Invesco V.I. Small Cap Equity Fund	O For	O Against
O Abstain
	Invesco V.I. Technology Fund	O For	O Against
O Abstain
	Invesco V.I. Value Opportunities Fund	O For	O Against
O Abstain
3	To approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.	Fund Specific Vote
	Invesco V.I. Growth and Income Fund	O For	O Against
O Abstain

	Invesco V.I. High Yield Fund	O For	O Against
O Abstain
	Invesco V.I. International Growth Fund	O For	O Against
O Abstain
	Invesco V.I. Managed Volatility Fund	O For	O Against
O Abstain
	Invesco V.I. Mid Cap Core Equity Fund	O For	O Against
O Abstain
	Invesco V.I. Mid Cap Growth Fund	O For	O Against
O Abstain
	Invesco V.I. S&P 500 Index Fund	O For	O Against
O Abstain
	Invesco V.I. Small Cap Equity Fund	O For	O Against
O Abstain
	Invesco V.I. Technology Fund	O For	O Against
O Abstain
	Invesco V.I. Value Opportunities Fund	O For	O Against
O Abstain
4a	To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.	Fund Specific Vote
	Invesco V.I. Growth and Income Fund	O For	O Against
O Abstain
	Invesco V.I. High Yield Fund	O For	O Against
O Abstain
	Invesco V.I. International Growth Fund	O For	O Against
O Abstain
	Invesco V.I. Managed Volatility Fund	O For	O Against
O Abstain
	Invesco V.I. Mid Cap Core Equity Fund	O For	O Against
O Abstain
	Invesco V.I. Mid Cap Growth Fund	O For	O Against
O Abstain
	Invesco V.I. S&P 500 Index Fund	O For	O Against
O Abstain
	Invesco V.I. Small Cap Equity Fund	O For O Against
O Abstain

	Invesco V.I. Technology Fund	O For	O Against
O Abstain
	Invesco V.I. Value Opportunities Fund	O For	O Against
O Abstain
4b	To approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.	Fund Specific Vote
	Invesco V.I. Growth and Income Fund	O For	O Against
O Abstain
	Invesco V.I. High Yield Fund	O For	O Against
O Abstain
	Invesco V.I. International Growth Fund	O For	O Against
O Abstain
	Invesco V.I. Managed Volatility Fund	O For	O Against
O Abstain
	Invesco V.I. Mid Cap Core Equity Fund	O For	O Against
O Abstain
	Invesco V.I. Mid Cap Growth Fund	O For	O Against
O Abstain
	Invesco V.I. S&P 500 Index Fund	O For	O Against
O Abstain
	Invesco V.I. Small Cap Equity Fund	O For	O Against
O Abstain
	Invesco V.I. Technology Fund	O For	O Against
O Abstain
	Invesco V.I. Value Opportunities Fund	O For	O Against
O Abstain

If you have questions regarding the voting process, please call 866-209-2450	Cancel Vote & Exit	Submit Vote

Jan. 13, 2017
Invesco open-end joint proxy statements filed

Key Dates • Dec. 6-8, 2016 Proxy statement preliminary filings • Jan. 12-20, 2017: Proxy mailing to shareholders • March 9, 2017: Special joint meeting of shareholders

In the fourth quarter of 2016, the Invesco Funds Boards of Trustees met, carefully considered and determined proposals to be voted on at a special joint meeting of shareholders to be held on March 9, 2017.

Proxy statements outlining the proposals will be mailed to shareholders of record beginning the week of Jan. 12, 2017. The record date for the proxy was Dec. 12, 2016.

In support of this initiative, the proxy solicitor, Computershare Fund Services, may contact shareholders of the funds by telephone and/or mail and encourage them to vote their shares.
More information regarding the proxy statements are below.

Summary of proposals to be voted at a special joint meeting of shareholders
	Proposals	Funds
	1. Election of 15 trustees, including four new trustees	All open-end retail and V.I. Funds, includes Institutional money funds
	2. To amend the Declarations of Trust to authorize fund mergers and other significant transactions upon Board approval but without shareholder approval of such transactions	All open-end retail and V.I. Funds, includes Institutional money funds

	3. To change the sub-classification from “diversified” to “non-diversified”	Invesco World Bond Fund

	4. To change the sub-classification from “diversified” to “non-diversified”	Invesco Macro Allocation Strategy Fund

	5. To revise the fundamental commodities restrictions of the funds	All open-end retail and V.I. Funds, includes Institutional money funds

	6. To approve the appointment of Invesco Asset Management (India) Private Limited as sub-adviser for each fund	All open-end retail and V.I. Funds, includes Institutional money funds (excluding Premier U.S. Government Portfolio (ATST))

Continued on the next page

7. To approve the appointment of Invesco PowerShares Capital Management LLC as sub-advisers for each fund

All open-end retail and V.I. Funds includes Institutional money funds, except those listed below that already have an agreement with PowerShares:

(also excluding Premier U.S. Government Portfolio (ATST))

Invesco Short Duration High Yield Municipal Fund

Invesco Strategic Real Return Fund

Invesco Alternative Strategies Fund

Invesco Multi-Asset Inflation Fund

Invesco Multi-Asset Income Fund

Invesco Macro Allocation Strategy Fund

Invesco Macro International Equity Fund

Invesco Macro Long/Short Fund

Invesco Global Market Neutral Fund

Invesco Global Targeted Returns Fund

Invesco Low Volatility Emerging Markets Fund

Invesco All Cap Market Neutral Fund

Invesco Long/Short Equity Fund

Invesco Global Infrastructure Fund

Invesco MLP Fund

Invesco Global Opportunities Fund

Invesco Global Responsibility Equity Fund

Invesco International Companies Fund

Invesco Select Opportunities Fund

Invesco Balanced-Risk Aggressive Allocation Fund

Invesco Conservative Income Fund

About the proposals

The Boards of Trustees carefully considered the proposals, believe they are in the best interests of the funds and their shareholders, and unanimously recommend that shareholders vote FOR each of the proposals.

Where can I find the joint proxy statements?

The joint proxy statement provides detailed information on each proposal including how it will benefit shareholders. These joint proxy statements are available at invesco.com/proxy. Invesco has previously sent to shareholders the most recent annual report for their Fund, including financial statements, and the most recent semiannual report for the period after the annual report, if any. If shareholders have not received such report(s) or would like to receive an additional copy, without charge, a request should be directed to the Secretary of the respective Fund by calling 1-800-959-4246, or by writing to the Secretary of the respective Fund at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Contact us

Should you have questions, please contact your invesco representative for more information

National Wirehouse	Independent Advisor	Insurance and Education Sales Division
800 998 4246	800 337 4246	800 410 4246

Broker Dealer	Retirement Division	Registered Investment Advisor
800 421 0807	800 370 1519	800 421 4023

Client Services	Closed-End Funds	Global Liquidity
800 959 4246	800 341 2929	800 659 1005, option 2

About risk

For complete details about the risks associated with each Fund, see the Fund’s prospectus.

FOR INSTITUTIONAL INVESTOR USE ONLY – NOT FOR USE WITH THE PUBLIC

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/prospectus.

Note: Not all products, materials or services available at all firms. Advisors, please contact your home office.

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Please see the below important information regarding:

•    Invesco proxy statements filed

This communication may be supplemented with additional operational information from Invesco Dealer Services.

Please contact your Invesco Senior Account Executive or Account Executive with questions, or for more information.

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NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046 USXXXX

Invesco has filed proxy statements for a number of Invesco funds. For further information visit xxx.

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FOR INSTITUTIONAL INVESTOR USE ONLY – NOT FOR USE WITH THE PUBLIC

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

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